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                                                                   EXHIBIT 2.01

  The following schedules and exhibits have been omitted from the Agreement and Plan of Merger and Exchange attached to this registration statement as Appendix A to the Proxy Statement/Prospectus and incorporated herein by reference:

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                                   SCHEDULES
Schedule A                   Holders
Schedule 1.4                 Directors of Surviving Corporation
Schedule 1.5                 Officers of Surviving Corporation
Schedule 2.3(a)              Exchange Consideration
ADCS Disclosure Schedule
ATMI Disclosure Schedule
Schedule 5.2                 Permitted Pre-Closing Activities of ADCS
Schedule 5.3(p)              Permitted Employment Agreements by ATMI
Schedule 5.8                 Post-Closing Operations
Schedule 6.2(g)              ATMI Assessment Opinion Patents


                                    EXHIBITS

Exhibit A                    Form of Certificate of Merger
Exhibit B                    Form of Assignment of Membership Interests
Exhibit C                    Form of Registration Rights Agreement
Exhibit D-1                  Form of Affiliates Agreement of ADCS
Exhibit D-2                  Form of Affiliates Agreement of ATMI
Exhibit E                    Form of Proprietary Information and Inventions
                             Agreement
Exhibit F                    Form of Employment Agreements
Exhibit G                    Form of Escrow Agreement
Exhibit H                    Form of Indemnification Agreement
Exhibit I                    Form of Certificate of Holder
Exhibit J                    Form of Opinion of Counsel to ADCS
Exhibit K                    Form of Opinion of Patent Counsel to ADCS
Exhibit L                    Form of Releases
Exhibit M                    Form of Opinion of Counsel to ATMI
Exhibit N                    Form of Opinion of Patent Counsel to ATMI (General)
Exhibit O                    Form of Assessment Opinion of Patent Counsel to
                             ATMI
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  The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.